Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments

	Rental	Bandwidth Purchases	Cooperation with Phoenix TV Group*	Content Purchases	Property and Equipment, and Intangible Assets	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2016	42,092	22,781	1,526	20,398	193	2,518	89,508
2017	20,441	6,955	—	5,929	52	200	33,577
2018	3,356	—	—	2,795	—	60	6,211
2019	1,145	—	—	1,587	—	60	2,792
2020 and thereafter	—	—	—	691	—	25	716
Total	67,034	29,736	1,526	31,400	245	2,863	132,804

*                               The Group and Phoenix TV Group have been involved in various cooperation arrangements, including content sharing, branding and co-promotion, technical support and corporate management (see Note 2(a)). There was no payment for these arrangements until November 2009 when a cooperation agreement was signed between Phoenix TV and the Group to stipulate the cost and expenses charged to the Group for the year 2010 and going forward. Based on the agreement, the Group will pay Phoenix TV 50% of revenue generated from certain contents provided by Phoenix TV Group, plus a fixed amount of payment to cover other services provided by Phoenix TV Group. The fixed amount was RMB1.6 million for the first year of the agreement, and increases by 25% annually. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged. This fixed amount has been included in above table as a commitment to Phoenix TV Group.